UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 19, 2014

Independence Realty Trust, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-36041	26-4567130
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, Pennsylvania		19104
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(215) 243-9000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant’s Certifying Accountant.

The audit committee, or the audit committee, of the board of directors of Independence Realty Trust, Inc., or IRT, has commenced a competitive process to review the appointment of IRT’s independent registered public accounting firm for the year ending December 31, 2014. The audit committee expects to complete this process and appoint an accounting firm by March 31, 2014.

Grant Thornton LLP, or Grant Thornton, notified IRT on March 19, 2014 that it would not participate in this process and so declined to stand for re-appointment for that role. The audit reports of Grant Thornton on the consolidated financial statements of IRT for the fiscal years ended December 31, 2013 and 2012 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of Grant Thornton on the effectiveness of internal control over financial reporting of IRT as of December 31, 2013 and 2012 did not contain any adverse opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2013 and 2012 and the subsequent interim period through March 19, 2014, there were: (1) no “disagreements” (as that term is defined in Item 304(a)(1)(iv) and related instructions of Regulation S-K) between IRT and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make reference thereto in their reports on IRT’s financial statements for such years, and (2) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

IRT provided Grant Thornton with a copy of the disclosures in this Current Report on Form 8-K and requested that Grant Thornton provide it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with IRT’s statements in this Item 4.01. Grant Thornton provided IRT with such letter, a copy of which is filed as Exhibit 16.1 to this Current Report on Form 8-K.

ITEM 9.01.                      Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter from Grant Thornton LLP to the Securities and Exchange Commission dated March 25, 2014, regarding change in independent registered public accounting firm.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Independence Realty Trust, Inc.

March 25, 2014	By:	/s/ James J. Sebra

Name: James J. Sebra
Title: Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description

16.1	Letter from Grant Thornton LLP to the Securities and Exchange Commission dated March 25, 2014, regarding change in independent registered public accounting firm.